UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________
FORM 8-K/A

 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2016
____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	07733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant
As previously reported on its Current Report on Form 8-K filed December 5, 2016 (the “Original Report”), on December 2, 2016, the Company, with the approval of the Audit Committee of the Board of Directors (the “Audit Committee”), notified BDO USA, LLP (“BDO”) that it would no longer serve as the Company’s independent registered public accounting firm, effective upon completion of BDO’s audit of the Company’s financial statements for the fiscal year ending December 31, 2016, and appointed Deloitte and Touche LLP (“Deloitte and Touche”) as the Company’s new independent registered public accounting firm for its fiscal year ending December 31, 2017. The decision to change the Company’s independent registered public accounting firm was the result of a request for proposal process, which included BDO, in which the Audit Committee of the Company’s Board of Directors conducted a comprehensive, competitive process to select an independent registered public accounting firm, and which action was ratified by the Board of Directors.
This Current Report on Form 8-K/A amends the Original Report to confirm that, upon BDO’s issuance of its report on the Company’s consolidated financial statements for the fiscal year ended December 31, 2016, in connection with the Company’s filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “Form 10-K”), BDO completed its engagement. Such report was issued February 28, 2017.
BDO’s audit reports on the Company’s financial statements for the years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years ended December 31, 2016 and 2015 and through the interim period through February 28, 2017, the Company has not had any disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements. In addition, during the Company’s two most recent fiscal years ended December 31, 2016 and 2015 and through the interim period through February 28, 2017, there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except to note, for the year ended December 31, 2016, that management identified a material weakness in the Company's internal control over financial reporting related to its controls over the preparation of the annual tax provision.
The Company provided BDO with a copy of this Current Report on Form 8-K/A prior to its filing with the Securities and Exchange Commission (“SEC”) and requested that BDO furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements in Item 4.01. A copy of BDO’s letter, dated February 28, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.
During the Company’s two most recent fiscal years and through the interim period through February 28, 2017, neither the Company nor anyone on its behalf consulted Deloitte and Touche regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Deloitte and Touche to the Company that Deloitte and Touche concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Letter of BDO dated February 28, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: February 28, 2017	By:	/s/ David T. Pearson
David T. Pearson Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
99.1	Letter of BDO dated February 28, 2017

4